UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2015

DATARAM CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8266	22-18314-09
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Route 571, P.O. Box 7258, Princeton, NJ		08543-7528
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (609) 799-0071

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

Item 7.01. Regulation FD Disclosure

On March 10, 2015, Dataram Corporation (“we” or “our”) provided a press release, wherein we announced that we have committed the time and resources to ensure that we are actively communicating our story to Wall Street and investor communities. We further announced that we will continue our efforts to streamline our business, become more economically efficient and demonstrate leadership, as well as to educate, inform and answer investor questions.

A copy of the press release is attached hereto as Exhibit 99.1. That press release includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the press release are “forward-looking” rather than historical. We undertake no duty or obligation to update or revise information included in this Current Report on Form 8-K or the Exhibit.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit	Description of Exhibit

99.1	Press release of Dataram Corporation, dated March 10, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATARAM CORPORATION
(Registrant)

Date: March 10, 2015
/s/ DAVID A. MOYLAN
(Signature)
David A. Moylan
Chairman and Chief Executive Officer